UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2002
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                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                  1-1861                65-1051192
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       (State or other           (Commission             (IRS Employer
       jurisdiction of           File Number)          Identification No.)
       incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
                            ------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (212) 536-1390
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Item 5. Other Events.

      This Current Report on Form 8-K includes as an exhibit a press release, dated October 29, 2002, reporting the financial results of CIT Group Inc. as of and for the quarter and twelve month periods ended September 30, 2002. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1 Press release issued by CIT Group Inc. on October 29, 2002.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIT GROUP INC.
                                      --------------
                                      (Registrant)

                                      By: /s/ Joseph M. Leone
                                          ----------------------------
                                          Joseph M. Leone
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Accounting and
                                          Financial Officer)

Dated: October 29, 2002


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